=================================================================


                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 19, 1997
                                                 -----------------

                          ENVIRODYNE INDUSTRIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                      0-5485         95-2677354
-------------------------------       -----------   --------------
(State or other jurisdiction of       (Commission       (I.R.S.
 incorporation or organization)        File No.)        Employer
                                                    Identification
                                                          No.)


701 Harger Road, Suite 190, Oak Brook, Illinois          60521
-----------------------------------------------        ----------
   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (630) 571-8800
                                                    ---------------


=================================================================

                             Page 1 of    Pages

Item 5. - Other Events
          ------------

On March 19, 1997, the Board of Directors of Envirodyne Industries, Inc. ("Envirodyne") amended the Amended and Restated By-Laws of Envirodyne Industries, Inc. (the "By-Laws") to provide that any stockholder of record wishing to nominate a person for election as director or to bring any other business before an annual meeting of stockholders must provide to the Secretary of Envirodyne notice of such nomination or other business to be brought, in the proper written form specified in the By-Laws, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders, provided, however, that in the event that the annual meeting of stockholders is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

With respect to the 1997 Annual Stockholders' Meeting currently scheduled to be held on May 16, 1997, however, the amended By-Laws provide that the stockholder's notice to the Secretary of any nomination or other business to be brought must be received at the principal executive offices of Envirodyne on or before March 28, 1997.


Item 7. - Financial Statements and Exhibits
          ---------------------------------

  (c)      Exhibits

  EX-3.2   Amended and Restated By-Laws of Envirodyne Industries,
           Inc.

  EX-99    Press release dated March 20, 1997.

                                  SIGNATURES
                                  ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    ENVIRODYNE INDUSTRIES, INC.
                                    ------------------------------
                                    Registrant




                                     By:  /S/
                                          -------------------------
                                          Gordon S. Donovan
                                          Vice President, Chief
                                          Financial Officer and
                                          Treasurer


March 20, 1997

Exhibit No.                Description of Exhibits             Page
----------  ------------------------------------------------------


    EX-3.2       Amended and Restated By-Laws of Envirodyne
                 Industries, Inc., as amended through March 19,
                 1997.

    EX-99        Press release dated March 20, 1997.